UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2007
MOBILE MINI, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101, Tempe, Arizona	85283

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(480) 894-6311
None

(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Exhibits
SIGNATURES
EX-99.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 2, 2007, the board of directors (the “Board”) of Mobile Mini, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended Bylaws”) effective as of such date. The amendments to the bylaws were made to update the prior bylaws (“Prior Bylaws”) to provide for the issuance of uncertificated shares of the Company and thereby enable the Company to comply with Nasdaq Marketplace Rule 4350(l) (the “Direct Registration Rule”). The Direct Registration Rule requires Nasdaq-listed securities (such as the Company’s Common Stock) to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 on and after January 1, 2008. A direct registration program allows for book-entry ownership of stock or other securities. Shares are owned, recorded and transferred electronically without issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical certificates. Because the Company’s Prior Bylaws provided that each shareholder was entitled to a physical stock certificate, the Company’s Board determined that, in order to confirm compliance with the Direct Registration Rule, it was appropriate to amend the Prior Bylaws to provide the Company the authority to issue uncertificated shares.
The following is a description of the material differences between the Amended Bylaws and the Prior Bylaws:
     1. Sections 10.1, 10.2 and 10.4 of the Prior Bylaws were deleted and replaced with new Secttions 10.1 and 10.2. Section 10.5 of the Prior Bylaws was renumbered as new Section 10.4 in the Amended Bylaws.
     2. The Company may now issue stock in either certificated (ie, physical) or uncertificated form. A majority of the Board may provide by resolution that some or all or any of the classes of stock of the Company will be uncertificated shares.
     The Amended Bylaws continue to provide that transfer of certificated shares shall only occur upon surrender of the certificate duly endorsed.
     The above summary is qualified in its entirety by reference to the full text of the Company’s Amended Bylaws, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The full text of the Amended Bylaws is incorporated herein by reference.
Item 9.01 Exhibits
(d) Exhibits.
     99.1 Amended and Restated Bylaws of Mobile, Mini, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.
Dated: May 7, 2007	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

3